SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 Amendment No. 3

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 June 11, 2002

                Date of Report (date of earliest event reported)


                  ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          California 0-11038 33-0644381
                 (State or Other (Commission (IRS Employer Iden-
                 Jurisdiction of File Number) tification Number)
                                 Incorporation)


                      10675 Sorrento Valley Road, Suite 200
                           San Diego, California 92121
                     (Address of Principal Executive Offices
                               Including Zip Code)

                                 (858) 450-7600
                         (Registrant's Telephone Number,
                              Including Area Code)

Item 4. Changes in Registrant's Certifying Accountants.

On July 26, 2001, the Audit Committee recommended and the Board of Directors of Advanced Remote Communication Solutions, Inc. ("ARCOMS") approved the engagement of KPMG LLP ("KPMG") as the Company's independent accountants replacing Deloitte and Touche LLP.

ARCOMS determined that the cost of the audit of the Company's financial statements for the year ended December 31, 2001, which was in progress, had become excessive. On March 20, 2002, the Audit Committee, following mutual agreement between KPMG and the Company's management and discussions between the Audit Committee and KPMG, recommended and the Board of Directors of ARCOMS approved the dismissal of KPMG as the Company's independent accountants prior to completion of the audit of ARCOMS.

In connection with the audits of the Company's financial statements for the previous years ended December 31, 2000, 1999 and 1998 and in the subsequent interim period ended March 31, 2001, there were no disagreements with Deloitte and Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

In connection with the uncompleted audit of the year ended December 31, 2001 and review of the interim periods ended June 30, 2001 and September 30, 2001, and through March 20, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Nor, except to the extent discussed below, were there any reportable events within the meaning of Item 304 (a) (1) (v) of Regulation S-K for the interim periods ended June 30, 2001 and September 30, 2001, and the fiscal year ended December 31, 2001 and through the date of this report.

In March 2002, KPMG informed management and the Audit Committee that information has come to its attention during the audit related to capitalized software and revenue recognition on licensing agreements, that if further investigated may materially impact the fairness or reliability of the Company's 2001 financial statements. Due to the dismissal of KPMG, further investigation was not performed and the matter has not been resolved to KPMG's satisfaction. We have authorized KPMG to respond fully to the inquiries of the successor accountant concerning the subject matter of each event.

In a letter dated March 20, 2002, KPMG informed the Company that they noted certain matters involving the Company's internal controls and its operations that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants ("AICPA"). The reportable conditions are related to:

(a)      timely performance of account analysis; and

(b) the design and operation of internal controls in place related to the documentation and communication of establishing technological feasibility in connection with Statement of Financial Accounting Standards No. 86.

The accountant's reports of Deloitte and Touche LLP on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion, nor were they qualified to audit scope, or accounting principles; however, the accountant's report for the year ended December 31, 2000 included an explanatory paragraph as to the uncertainty that ARCOMS would continue as a going concern.

A letter addressed to the Securities and Exchange Commission from KPMG is included as Exhibit 16 to Form 8-K and Form 8-K/A, amendent no. 1.

The Company has not consulted with any other independent auditors regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements.

On March 21, 2002 the Audit Committee recommended and the Board of Directors of ARCOMS approved the engagement of Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as the Company's independent accountants for the year ended December 31, 2001 replacing KPMG. The Company did not consult Singer Lewak regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any reportable event.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements
         Not applicable
(b)      Pro Forma Financial Information.
         Not applicable
( c)     Exhibits
Exhibit
Number   Description

16 Letter from former accountant KPMG LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2002

                             ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.


                             BY: /S/ Brandon L. Nixon
                             CHIEF EXECUTIVE OFFICER, CHAIRMAN


EXHIBIT 16

June 11, 2002


Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:

We were previously engaged as principal accountants to audit the consolidated financial statements of Advanced Remote Communications Solutions, Inc; however, we have not reported on the consolidated financial statements of Advance Remote Communications Solutions, Inc. for any periods. On March 20, 2002 our appointment as principal accountants was terminated. We have read Advanced Remote Communication Solutions, Inc.'s statements included under Item 4 of its Form 8-K/A dated June 11, 2002, and we agree with such statements as they relate to our firm and the period subsequent to our engagement as principal accountants except that we are not in a position to agree or disagree with Advanced Remote Communications Solutions, Inc.'s statements that: i) the Audit Committee recommended and the Board of Directors of Advanced Remote Communication Solutions, Inc. approved the dismissal of KPMG as the Company's independent accountants prior to completion of the audit of ARCOMS; ii) ARCOMS determined that the cost of the audit of the Company's financial statements for the year ended December 31, 2001 had become excessive; iii) the Company has not consulted with any other independent auditors regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Advance Remote Communications Solutions, Inc.'s consolidated financial statements; iv) on March 21, 2002 the Audit Committee recommended and the Board of Directors of ARCOMS approved the engagement of Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as the Company's independent accountants for the year ended December 31, 2001 replacing KPMG; and
v) the Company did not consult Singer Lewak regarding the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any reportable event. Additionally, we do not agree with the registrants statement in the second paragraph that the dismissal occurred "following mutual agreement between KPMG and the Company's management." Finally, we make no comment with respect to any of the statements relating to Deloitte & Touche LLP or Singer Lewak in Item 4 of this Form 8-K/A.



Very truly yours,


                                  /s/ KPMG LLP
KPMG LLP
San Diego, California